UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2011

Avatar Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-07395	23-1739078
(Commission File Number)	(I.R.S. Employer Identification No.)

395 Village Drive Poinciana Florida	34759
(Address of Principal Executive Offices)	(Zip Code)

(863) 427-7180
(Registrant’s Telephone Number, Including Area Code)

201 Alhambra Circle, Coral Gables, Florida, 33134
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

The information required by Item 1.01 is incorporated by reference from Item 5.02 of this report.

Item 1.02.	Termination of a Material Definitive Agreement.

The information required by Item 1.02 is incorporated by reference from Item 5.02 of this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of Employment Agreement with Mr. Mulac

On September 29, 2011, Avatar Holdings Inc. ("Avatar") entered into an Amended and Restated Employment Agreement by and among Avatar, Avatar Properties Inc., a subsidiary of Avatar ("Avatar Properties"), and Carl Mulac (the "Mulac Employment Agreement").  Pursuant to the Mulac Employment Agreement, Mr. Mulac's employment is "at will," meaning that either Mr. Mulac or Avatar may terminate his employment at any time and for any reason, with or without cause or notice.  Mr. Mulac will continue to serve as the Executive Vice President of Avatar and President of Avatar Properties.

Pursuant to the Mulac Employment Agreement, Mr. Mulac will receive an annual base salary of $300,000 and will be entitled to participate in all employee benefit plans and arrangements for executive officers.  Mr. Mulac will also be eligible to receive a bonus, which shall be targeted at 100% of his annual base salary (the “Mulac Target Bonus”).  The amount of Mr. Mulac’s bonus will depend upon the level of Performance Targets (as defined below) that are achieved by Avatar.  “Performance Targets” means the objective performance goals (which determine 75% of the bonus) and subjective performance goals (which determine 25% of the bonus) that are established by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Avatar (the “Board”), on or before the end of the first quarter of the calendar year to which such Performance Targets relate (and, with respect to calendar year 2012, that are established by the Compensation Committee no later than 30 days following September 29, 2011).  With respect to the determination of the bonus under the Mulac Employment Agreement: (i) if 100% of the Performance Targets are achieved in a given year, Mr. Mulac will be paid a bonus equal to the Mulac Target Bonus; (ii) if Avatar’s achievement of the objective performance goals for the applicable year is greater than or less than 100% of the objective portion of the Performance Targets, the portion of the bonus determined by reference to such objective performance goals shall be calculated by mathematical interpolation (however, the Compensation Committee may determine a maximum level of objective performance goals, above which no additional bonus will be paid, and a minimum level of objective performance goals, below which no portion of the bonus attributable to objective performance goals will be paid); and (iii) the portion of the bonus determined by reference to the subjective performance goals shall be determined by the Compensation Committee in its sole discretion.  Mr. Mulac will be paid the achieved bonus only if he is employed on the date the bonus is paid in accordance with the Mulac Employment Agreement or if he is terminated without Cause (as defined below).

Pursuant to the Mulac Employment Agreement and a Stock Award Agreement, dated September 29, 2011, between Mr. Mulac and Avatar, Mr. Mulac was granted 156,000 restricted shares of Avatar common stock under the Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (2011 Restatement) (the "Plan") on September 29, 2011.  The vesting schedule of the restricted shares is as follows:

(i) except as set forth below regarding Mr. Mulac's termination, an aggregate of 120,000 restricted shares of Avatar common stock  shall vest, and all restrictions on such vested shares shall lapse as follows:

(A) 24,000 of the restricted shares of common stock will vest on December 31st of the year in which the price per share of common stock equals or exceeds $20.00 for 20 trading days out of any consecutive 30-day period (but only if such event occurs prior to December 31, 2012);

(B) 24,000 of the restricted shares of common stock will vest on December 31st of the year in which Avatar invests $100 million or more (in the aggregate) for new assets, including through a merger, acquisition or other corporate transaction (but only if such event occurs prior to December 31, 2013);

(C) 36,000 of the restricted shares of common stock will vest on December 31st of the year in which the price per share of common stock equals or exceeds $24.00 for 20 trading days out of any consecutive 30-day period (but only if such event occurs prior to December 31, 2014); and

(D) 36,000 of the restricted shares of common stock will vest on December 31st of the year in which Avatar first becomes profitable after September 29, 2011 (but only if such event occurs prior to the end of fiscal year 2015); and

(ii) an aggregate of 36,000 restricted shares will vest as follows:

(A) 9,000 restricted shares on December 31, 2011;

(B) 9,000 restricted shares on December 31, 2012;

(C) 9,000 restricted shares on December 31, 2013; and

D) 9,000 restricted shares on December 31, 2014, so long as, in each case, Mr. Mulac remains continuously employed  through each applicable December 31st period.

If Mr. Mulac's employment is terminated prior to December 31, 2011, the 156,000 restricted shares of Avatar common stock will lapse and immediately terminate in full.  If Mr. Mulac's employment is terminated on or after January 1, 2012 for any reason other than for Cause (as described below), provided Mr. Mulac and Avatar execute and deliver a mutual general release of all claims, then the number of shares of restricted stock that would have vested on December 31 of the year in which the termination occurs because some or all of the provisions of (i)(A) - (i)(C) above were satisfied shall vest and the remaining unvested restricted stock shall lapse and immediately terminate.  If a change in control, as defined in the Plan, occurs during Mr. Mulac's employment, the restricted shares granted pursuant to the Mulac Employment Agreement will fully vest as of the date of the change in control.  If Mr. Mulac's employment is terminated by Avatar or Avatar Properties for Cause (as described below), then the restricted shares granted under the Mulac Employment Agreement will lapse and immediately terminate in full, and Mr. Mulac will have no right to any shares of the common stock subject to the restricted share grant.  "Cause" means the executive's:

•
failure to perform his or her material duties for Avatar or Avatar Properties, which failure remains uncured for 30 days after he or she receives written notice from Avatar or Avatar Properties demanding cure;

•	willful misconduct or gross neglect in the performance of his or her duties, or willful failure to abide by good faith business-related instructions of the Board;

•	breach of any material provision of the employment agreement, which breach remains uncured for 30 days after he or she receives written notice from Avatar or Avatar Properties demanding cure;

•	conviction of, or entering a plea of guilty or nolo contendere to, a felony or any misdemeanor or other crime involving fraud, embezzlement, theft, dishonesty or moral turpitude;

•	commission of fraud or embezzlement against Avatar or Avatar Properties; or

•
engaging in conduct which is materially injurious to the business or reputation of Avatar or Avatar Properties, including but not limited to any violation of Avatar’s or Avatar Properties’ material policies generally applicable to all executive officers (including but not limited to the Code of Conduct, Code of Ethics, policies relating to compliance with applicable securities laws, policies relating to conduct in the workplace (e.g., sexual harassment, etc.)).

Pursuant to the Mulac Employment Agreement, Mr. Mulac is required to hold a number of vested shares of common stock of Avatar having a fair market value equal to or greater than three times his base salary.  This requirement will begin at such time as a sufficient number of restricted shares granted under the Mulac Employment Agreement have vested such that he owns, together with any shares of common stock he purchases, shares of common stock having a fair market value equal to or greater than three times his base salary.

The Mulac Employment Agreement also includes standard provisions relating to non-competition, confidentiality, nondisparagement and compliance with Section 409A of the Internal Revenue Code of 1986, as amended.

Effective January 1, 2011, the Mulac Employment Agreement replaces and supersedes the employment agreement between Avatar and Mr. Mulac dated October 22, 2010. Pursuant to the Mulac Employment Agreement, the 180,000 restricted shares of common stock granted on October 25, 2010 are cancelled.

Second Amendment and Restatement of Employment Agreement with Ms. Fletcher

On September 29, 2011, Avatar entered into the Second Amended and Restated Employment Agreement by and among Avatar, Avatar Properties, and Patricia K. Fletcher (the "Fletcher Employment Agreement").  Pursuant to the Fletcher Employment Agreement, Ms. Fletcher's employment is "at will," meaning that either Ms. Fletcher or Avatar may terminate her employment at any time and for any reason, with or without cause or notice.  Ms. Fletcher will continue to serve as the Executive Vice President, General Counsel and Corporate Secretary of Avatar.

Pursuant to the Fletcher Employment Agreement and commencing January 1, 2012, Ms. Fletcher will receive an annual base salary of $300,000 and will be entitled to participate in all employee benefit plans and arrangements for executive officers.  Ms. Fletcher will also be eligible to receive a bonus, which shall be targeted at 100% of her annual base salary (the “Fletcher Target Bonus”).  The amount of Ms. Fletcher’s bonus will depend upon the level of Performance Targets (as defined below) that are achieved by Avatar.  “Performance Targets” means the objective performance goals (which determine 75% of the bonus) and subjective performance goals (which determine 25% of the bonus) that are established by the Compensation Committee of the Board of Directors of Avatar, on or before the end of the first quarter of the calendar year to which such Performance Targets relate (and, with respect to calendar year 2012, that are established by the Compensation Committee no later than 30 days following September 29, 2011).  With respect to the determination of the bonus under the Fletcher Employment Agreement: (i) if 100% of the Performance Targets are achieved in a given year, Ms. Fletcher will be paid a bonus equal to the Fletcher Target Bonus; (ii) if Avatar’s achievement of the objective performance goals for the applicable year is greater than or less than 100% of the objective portion of the Performance Targets, the portion of the bonus determined by reference to such objective performance goals shall be calculated by mathematical interpolation (however, the Compensation Committee may determine a maximum level of objective performance goals, above which no additional bonus will be paid, and a minimum level of objective performance goals, below which no portion of the bonus attributable to objective performance goals will be paid); and (iii) the portion of the bonus determined by reference to the subjective performance goals shall be determined by the Compensation Committee in its sole discretion.  Ms. Fletcher will be paid the achieved bonus only if she is employed on the date the bonus is paid in accordance with the Fletcher Employment Agreement or if she is terminated without Cause (as defined above).  In addition to any bonus Ms. Fletcher earns pursuant to the Fletcher Target Bonus, she is eligible for a special bonus award related to her performance on the sale and/or construction of the Poinciana Parkway ("Parkway Bonus") of not less than $100,000 but an amount not to exceed $300,000 to be awarded by the Compensation Committee based on performance targets that are achieved with respect to the Poinciana Parkway from and after September 29, 2011.  Ms. Fletcher will be paid the achieved Parkway Bonus within 30 days of the determination by the Compensation Committee that such bonus has been earned but in no event later than 90 days after the applicable performance goals have been achieved.

Pursuant to the Fletcher Employment Agreement and a Stock Award Agreement, dated September 29, 2011, between Ms. Fletcher and Avatar, Ms. Fletcher was granted 147,000 restricted shares of Avatar common stock under the Plan on September 29, 2011.  The vesting schedule of the restricted shares is as follows:

(i) except as set forth below regarding Ms. Fletcher's termination, an aggregate of 120,000 restricted shares of Avatar common stock shall vest, and all restrictions on such vested shares shall lapse as follows:

(A) 24,000 of the restricted shares of common stock will vest on December 31st of the year in which the price per share of common stock equals or exceeds $20.00 for 20 trading days out of any consecutive 30-day period (but only if such event occurs prior to December 31, 2012);

(B) 24,000 of the restricted shares of common stock will vest on December 31st of the year in which Avatar invests $100 million or more (in the aggregate) for new assets, including through a merger, acquisition or other corporate transaction (but only if such event occurs prior to December 31, 2013);

(C) 36,000 of the restricted shares of common stock will vest on December 31st of the year in which the price per share of common stock equals or exceeds $24.00 for 20 trading days out of any consecutive 30-day period (but only if such event occurs prior to December 31, 2014); and

(D) 36,000 of the restricted shares of common stock will vest on December 31st of the year in which Avatar first becomes profitable after January 1, 2012 (but only if such event occurs prior to the end of fiscal year 2015); and

(ii) an aggregate of 27,000 restricted shares will vest as follows:

(A) 9,000 restricted shares on December 31, 2012;

(B) 9,000 restricted shares on December 31, 2013;  and

(C) 9,000 restricted shares on December 31, 2014, so long as, in each case, Ms. Fletcher remains continuously employed  through each applicable December 31st period.

If Ms. Fletcher's employment is terminated prior to December 31, 2011, the 147,000 restricted shares of Avatar common stock will lapse and immediately terminate in full.  If Ms. Fletcher's employment is terminated on or after January 1, 2012 for any reason other than for cause, provided Ms. Fletcher and Avatar execute and deliver a mutual general release of all claims, then the number of shares of restricted stock that would have vested on December 31 of the year in which the termination occurs because some or all of the provisions of (i)(A) - (i)(C) above were satisfied shall vest and the remaining unvested restricted stock shall lapse and immediately terminate.  If a change in control, as defined in the Plan, occurs during Ms. Fletcher's employment, the restricted shares granted pursuant to the Fletcher Employment Agreement will fully vest as of the date of the change in control.  If Ms. Fletcher's employment is terminated by Avatar or Avatar Properties for Cause (as described above), then the restricted shares granted under the Fletcher Employment Agreement will lapse and immediately terminate in full, and Ms. Fletcher will have no right to any shares of the common stock subject to the restricted share grant.

Pursuant to the Fletcher Employment Agreement, Ms. Fletcher is required to hold a number of vested shares of common stock of Avatar having a fair market value equal to or greater than three times her base salary.  This requirement will begin at such time as a sufficient number of restricted shares granted under the Fletcher Employment Agreement have vested such that she owns, together with any shares of common stock she purchases, shares of common stock having a fair market value equal to or greater than three times her base salary.

The Fletcher Employment Agreement also includes standard provisions relating to non-competition, confidentiality, nondisparagement and compliance with Section 409A of the Internal Revenue Code of 1986, as amended.

The Fletcher Employment Agreement replaces and supersedes the employment agreement between Avatar and Ms. Fletcher, dated December 22, 2008 and amended on October 26, 2009 and August 25, 2010, and will be effective at January 1, 2012, except that the restricted stock award provisions, Parkway Bonus provisions and restrictive covenants provisions included in the Fletcher Employment Agreement are effective as of September 29, 2011.

Amendment and Restatement of Employment Agreement with Ms. Johnston

On September 29, 2011, Avatar entered into an Amended and Restated Employment Agreement by and among Avatar, Avatar Properties, and Tina Johnston (the "Johnston Employment Agreement").  Effective August 15, 2011, the Johnston Employment Agreement replaces and supersedes the employment agreement between Avatar and Tina Johnston, dated August 2, 2011 (the "Original Johnston Agreement").  Ms. Johnston will continue to serve as the Vice President, Principal Financial Officer and Principal Accounting Officer of Avatar and Chief Accounting Officer and Vice President of Avatar Properties.  The sole purpose of the amendment and restatement is to bring Ms. Johnston's non-competition provision in line with the non-competition provision of Avatar's other executive officers. Except for the non-competition provision, all other material terms of the Original Johnston Agreement remain the same.

Pursuant to the Mulac Employment Agreement, the Fletcher Employment Agreement, and the Johnston Employment Agreement, from September 29, 2011 until the date of the executive's termination (the "Restriction Period"), the executive shall not, directly or indirectly, own any interest in, operate, join, control or participate as a partner, shareholder, member, director, manager, officer, or agent of, enter into the employment of, act as a consultant to, or perform any services for any entity that is in competition with the business of Avatar or Avatar Properties or any of their affiliates within 100 miles of any jurisdiction in which Avatar or Avatar Properties or any of their affiliates is engaged, or in which any of the foregoing has documented plans to become engaged of which executive has knowledge at the time of his or her termination of employment.  However, if the executive is terminated for Cause (as described above) the Restriction Period shall end on the date that is six months after the date of termination.  The executive would not be in violation of the non-competition provision if the executive owns less than 5%, as a passive investment, in any public company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVATAR HOLDINGS INC.

Date: October 3, 2011	By:	/s/ Allen J. Anderson
	Name:	Allen J. Anderson,
	Title:	Director, President, and Chief Executive Officer (Principal Executive Officer)